EXHIBIT 10t




                  SPACE EXPANSION AND TERM EXTENSION AGREEMENT




DATE:                               APRIL           , 1988


LANDLORD:                           HOLLYWOOD COURT ASSOCIATES
                                    A New Jersey Partnership
                                    2029 Morris Avenue
                                    Union, New Jersey 07083


TENANT:                             ABLE LABORATORIES, INC.
                                    A New Jersey Corporation
                                    6 Hollywood Court
                                    South Plainfield, New Jersey 07080


EXISTING PREMISES:                  26,000 square feet of gross building space
                                    Lot 5C, Block 390
                                    6 Hollywood Court
                                    South Plainfield, New Jersey 07080

ADDITIONAL PREMISES:                6,800 square feet of building space
                                    Lot 5C, Block 390
                                    6 Hollywood Court
                                    South Plainfield, New Jersey 07080

PRIOR AGREEMENT                     Lease dated November 29, 1984
                                    Letter Agreement dated March 5, 1986

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         The  Landlord  and the Tenant  hereby  agree to the terms of this Space
Expansion and Term Extension Agreement.

         1. The Tenant is presently renting approximately 26,000 square feet of gross space at the Premises, designated "Existing Space" on the plan attached hereto as "Exhibit A".

         2. Effective April 15, 1988, through the end of the Term on January 24, 1990, the Tenant shall rent an additional area comprised of approximately 6,800 square feet of gross space at the Premises designated as "Additional Space" on the plan attached hereto as "Exhibit A".

         3. Beginning as of April 15, 1988 through March 31, 1989, the Tenant shall pay $2,028.67 per month as base net rent for the Additional Premises. Beginning April 1, 1989 through March 31, 1990, the Tenant shall pay $2,164.67 per month as base net rent for the Additional Premises.

         4. The Term of the Lease for the entire Premises shall be extended for a period of five (5) years beginning as of April 1, 1990 and ending on March 31, 1995.

         5.  The  base,   net  rent  for  the  entire   Premises   comprised  of
approximately 32,800 gross square feet of space shall be $12,764.67 per month for the period beginning as of April 1, 1990 through March 31, 1995.

         6. Beginning as of April 15, 1988, through and including March 31, 1995, the Tenant shall pay additional rent under the terms of the Lease for the entire Premises which shall be deemed to comprise 78.1% of the entire square footage of the building in which the Premises are located.






         7. The terms of the 54th Paragraph of the Lease as amended by the terms of the Letter Agreement shall be void and shall have no further effect, except that the Tenant shall increase its security deposit to $20,254.00 by April 1, 1990 and to $24,180.00 by October 1, 1992.

         8. Except as specifically set forth herein, all of the other terms of the prior agreements shall remain in effect and shall apply to the Additional Premises.

         9. This Space Expansion and Term Extension Agreement binds the Landlord, the Tenant, and all parties who lawfully succeed to their rights or take their places.

         10. The parties have read this Space Expansion and Term Extension Agreement, and it contains their full agreement. This Space Expansion and Term Extension Agreement may not be changed except by written agreement signed by the Landlord and the Tenant.

                                               HOLLYWOOD COURT ASSOCIATES

                                                   [Illegible]
                                            By:______________________________


                                               ABLE LABORATORIES, INC.

                                                   [Illegible]
                                            By:_______________________________